UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 16, 2021
nCino, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39380	46-4353148
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation)		Identification No.)
6770 Parker Farm Drive
Wilmington, North Carolina 28405
(Address of Principal Executive Offices, Including Zip Code)

Registrant’s Telephone Number, Including Area Code: (888) 676-2466

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0005 per share	NCNO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
Agreement and Plan of Merger
On November 16, 2021, nCino, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Penny HoldCo, Inc., a Delaware corporation and a wholly owned subsidiary of nCino (“Parent”), Dollar Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“nCino Merger Sub”), Penny Merger Sub, LLC, a Utah limited liability company and a wholly owned subsidiary of Parent (“SimpleNexus Merger Sub”), Penny Blocker 1 Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Blocker 1 Merger Sub”), Penny Blocker 2 Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Blocker 2 Merger Sub”), Penny Blocker 3 Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Blocker 3 Merger Sub”), Penny Blocker 4 Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Blocker 4 Merger Sub” and, together with Blocker 1 Merger Sub, Blocker 2 Merger Sub and Blocker 3 Merger Sub, the “Blocker Merger Subs” and, together with nCino Merger Sub and SimpleNexus Merger Sub, the “Merger Subs”), Insight (Delaware) SN Blocker Corporation, a Delaware corporation (“Blocker 1”), Insight (Cayman) SN Blocker Corporation, a Delaware corporation (“Blocker 2”), ScarletFire SN Blocker Corporation, a Delaware corporation (“Blocker 3”), TLEO, Inc., a Delaware corporation (“Blocker 4” and, together with Blocker 1, Blocker 2 and Blocker 3, the “Blockers”), SimpleNexus, LLC, a Utah limited liability company (the “SimpleNexus”), and Insight Venture Partners, LLC, a Delaware limited liability company, solely in its capacity as the Member Representative (as defined in the Merger Agreement).
The Company and the other parties to the Merger Agreement have agreed, subject to the terms and conditions of the Merger Agreement, to effect the following mergers pursuant to which the Company will acquire SimpleNexus and the Blockers, (i) nCino Merger Sub will be merged with and into the Company, with the Company surviving such merger as a wholly owned subsidiary of Parent (the “nCino Merger”), (ii) each of the Blocker Merger Subs will be merged with and into the respective corresponding Blocker, with each of the respective Blockers surviving as a wholly owned subsidiary of Parent, (iii) SimpleNexus Merger Sub will be merged with and into SimpleNexus, with SimpleNexus surviving as a wholly owned indirect subsidiary of Parent (the mergers contemplated in clauses (i) – (iii) hereof, collectively, the “Mergers”) and (iv), at the option of Parent, each of the Surviving Blockers may be merged with and into Parent, with Parent surviving such mergers.
The Merger Agreement provides, among other things, that on the terms and subject to the conditions set forth therein, the Company will pay to certain securityholders of SimpleNexus and the securityholders of the Blockers a total consideration of approximately $1.2 billion, subject to certain adjustments. The consideration to be paid to such securityholders will consist, in the aggregate, of approximately 80% Parent common stock, par value $0.0005 (“Parent Common Stock”) (at a fixed value of $72.5250 per share, which is the average of the daily volume weighted average prices of the shares of Company Common Stock for the 20 trading days prior to and including November 12, 2021), and approximately 20% in cash, subject to certain adjustments. Any securityholder of SimpleNexus or the Blockers that is not an accredited investor will receive his, her or its portion of the merger consideration solely in cash and the securityholders that are accredited investors will receive proportionally more shares of Parent Common Stock and less cash. A portion of the cash consideration will also be held in escrow to serve as security for the potential payment of a customary post-closing purchase price adjustment, capped at the amount of such escrowed funds.
Holding Company Reorganization
In connection with the transactions contemplated by the Merger Agreement, each share of the Company’s common stock, par value $0.0005 (“Company Common Stock”) that is issued and outstanding immediately prior to the nCino Merger will automatically convert into an equivalent corresponding share of Parent Common Stock, having the same designations, rights, powers and preferences and the qualifications, limitations and restrictions as the corresponding share of Company Common Stock being converted. Accordingly, upon consummation of the nCino Merger, the Company’s stockholders immediately prior to the consummation of the nCino Merger will become the stockholders of Parent. The stockholders of the Company will not recognize gain or loss for U.S. federal income tax purposes upon the conversion of their shares in the nCino Merger.

The nCino Merger will be conducted pursuant to Section 251(g) of the General Corporation Law of the State of Delaware, which provides for the formation of a holding company without a vote of the stockholders of the constituent corporation. The conversion of stock will occur automatically. Following the consummation of the nCino Merger, Parent Common Stock shares will continue to trade on the Nasdaq Global Select Market on an uninterrupted basis under the symbol “NCNO” with a new CUSIP number. Immediately after consummation of the nCino Merger, Parent will have, on a consolidated basis, the same assets, businesses and operations as the Company had immediately prior to the consummation of the nCino Merger. As a result of the nCino Merger, Parent will become the successor issuer to the Company pursuant to 12g-3(a) of the Exchange Act and as a result the Parent Common Stock shares will be deemed registered under Section 12(b) of the Exchange Act.
Other Terms of the Merger Agreement
The Merger Agreement includes customary representations, warranties and covenants of the Company, Parent, the Merger Subs, SimpleNexus and the Blockers. Between the date of execution of the Merger Agreement and the effective times of the Mergers, as applicable, SimpleNexus has agreed to use reasonable best efforts to conduct its and its subsidiaries' business in the ordinary course of business consistent with past practice and to comply with certain operating covenants, and the Company has also agreed to comply with certain covenants. The Merger Agreement generally requires each party to take reasonable best efforts to take or cause to be taken all actions necessary to cause the expiration or termination of the applicable waiting periods under, and obtain as promptly as reasonably practicable all consents under, applicable regulatory laws that may be required by a governmental entity so as to enable the parties to consummate the Mergers and the other transactions contemplated by the Merger Agreement. The Merger Agreement also provides customary termination rights to each of the parties. The Company or SimpleNexus may terminate the Merger Agreement if the transactions contemplated thereby, including the Mergers, are not consummated by March 16, 2022.
The completion of the Mergers is subject to customary conditions, including, without limitation, (i) the expiration or termination of the applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (ii) the absence of any material applicable law or any order that has the effect of enjoining or otherwise prohibiting the completion of the Mergers, (iii) the receipt of certain tax opinions, (iv) the absence of a material adverse effect on the Company and SimpleNexus, and (v) the authorization for listing of the shares of Parent Common Stock on Nasdaq. The closing of the transactions contemplated by the Merger Agreement is anticipated to occur in the fourth quarter of the Company’s fiscal year, ending January 31, 2022.
A copy of the Merger Agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing summary of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement.
Restrictive Covenant Agreement
Affiliates of Insight Partners are equityholders of each of SimpleNexus and certain of the Blockers in connection with the transactions contemplated by the Merger Agreement, and other affiliates of Insight Partners are currently significant stockholders of the Company (collectively, the “Insight Parties”). As such, and as a condition and material inducement to the willingness of the Company, Parent and the Merger Subs to enter into the Merger Agreement, the Insight Parties have entered into a restrictive covenant agreement with Parent providing for, among other things, the Insight Parties’ agreement not to sell or otherwise directly or indirectly dispose of approximately two-thirds of the shares of Parent Common Stock that will be held by the Insight Parties following the closing of the transactions contemplated by the Merger Agreement, on a pro forma basis, and assuming no sales by the Insight Parties of shares of the Company’s Common Stock prior to the Closing of the transactions contemplated by the Merger Agreement. Following the closing of the transactions contemplated by the Merger Agreement, approximately one third of this approximately two-thirds will be released from such restrictions on each of the six, nine and twelve month anniversaries of the closing of the transactions.
A copy of the Restrictive Covenant Agreement with the Insight Parties is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing summary of the Restrictive Covenant Agreement does not purport to be complete and is qualified in its entirety by reference to the Restrictive Covenant Agreement.

Item 3.02    Unregistered Sales of Equity Securities.
See the disclosure under Item 1.01 of this Current Report on Form 8-K which is incorporated into this Item 3.02 by reference. The issuance of shares of Parent Common Stock pursuant to the Merger Agreement will be made solely to accredited investors and thus in reliance on one or more exemptions or exclusions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), including Section 4(a)(2) of the Securities Act, Regulation D promulgated under the Securities Act or in reliance on Regulation S promulgated under the Securities Act.
Item 7.01    Regulation FD Disclosure.
On November 16, 2021, the Company issued a press release announcing the Company’s entry into the Merger Agreement. A copy of the press release is furnished herewith as Exhibit 99.1. On November 16, 2021, the Company also posted a related investor presentation to its website.
The information set forth in this Item 7.01 of this Current Report on Form 8-K and the accompanying Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by reference in such filing.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements about the Company’s expectations, plans, future performance, outlook and prospects regarding the benefits that may be derived from the proposed transaction between the Company and SimpleNexus including, without limitation, with respect to SimpleNexus’ growth profile, cross and upsell opportunities, and the expansion of the nCino Bank Operating System® platform. Forward-looking statements generally include actions, events, results, strategies and expectations and are often identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions and the negatives thereof. Any forward-looking statements contained in this press release are based upon the Company’s and/or SimpleNexus’ historical performance and their current plans, estimates, and expectations and are not a representation that such plans, estimates, or expectations will be achieved. These forward-looking statements represent the Company’s expectations as of the date of this press release. Subsequent events may cause these expectations to change and, except as may be required by law, the Company does not undertake any obligation to update or revise these forward-looking statements.
These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially including, but not limited to, risks related to: (i) changes in economic conditions, particularly increases in mortgage interest rates, credit availability, real estate prices, and consumer confidence, (ii) the ability of the parties to satisfy the closing conditions in a timely fashion or at all, (iii) retaining the employees of SimpleNexus, (iv) the Company’s ability to successfully integrate the SimpleNexus business, including SimpleNexus’ recent acquisition of LBA Ware, (v) the ability to sustain revenue growth rates of both businesses, (vi) the ability to accelerate the development of the Company’s mobile and point-of-sale offerings across additional lines of business, and (vii) the achievement of anticipated synergies and the timing thereof. Additional risks and uncertainties that could affect the Company’s business and financial results and these forward-looking statements are included in the Company’s reports filed with the U.S. Securities and Exchange Commission (available on our web site at www.ncino.com or the SEC's web site at www.sec.gov). Further information on potential risks that could affect actual results will be included in other filings the Company makes with the SEC from time to time.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of November 16, 2021, by and among nCino, Inc., Penny HoldCo, Inc., Dollar Merger Sub, Inc., Penny Merger Sub, LLC, Simple Nexus, LLC, Insight Venture Partners, LLC, and the other parties thereto*

10.1	Restrictive Covenant Agreement, dated as of November 16, 2021, by and among nCino, Inc. and the Insight Parties thereto*
99.1	Press release of nCino, Inc. dated November 16, 2021 (furnished and not filed)
99.2	Presentation of nCino, Inc. dated November 16, 2021 (furnished and not filed)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedules and exhibits to this agreement have been omitted pursuant to Items 601(a)(5) of Regulation S-K, and the Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule and/or exhibit upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

nCino, Inc.
Date: November 17, 2021	By:	/s/ April Rieger
April Rieger
Executive Vice President, General Counsel and Secretary